UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2014

American Realty Capital Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-190698	80-0943668
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or		Identification No.)
organization)

405 Park Avenue

New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Escrow Break

Under the general escrow conditions of our public offering of common stock, subscriptions from residents of Pennsylvania, Ohio and Washington are to be held in escrow until American Realty Capital Hospitality Trust, Inc. (the “Company”) has received aggregate subscriptions of at least $100.0 million, $20.0 million and $20.0 million, respectively. On June 30, 2014, the Company received and accepted aggregate subscriptions in excess of $20.0 million in shares of common stock and thereby broke escrow in Ohio and Washington. On September 12, 2014, the Company received and accepted aggregate subscriptions in excess of $100.0 million in shares of common stock and thereby broke escrow in Pennsylvania. Accordingly, as of September 12, 2014, the Company is accepting subscriptions from all states, including Pennsylvania, Ohio and Washington.

Certain Financial Information

The Company is filing today the updated historical and pro forma financial information described below, as Exhibits 99.1 and 99.2 hereto. The historical financial information is being provided in accordance with Rule 3-05 of Regulation S-X and the pro forma financial information is being provided in accordance with Article 11 of Regulation S-X, in each case to update the information previously filed as Exhibits 99.3 and 99.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2014.

Unaudited condensed combined consolidated financial statements of W2007 Grace I, LLC and WNT Holdings, LLC as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and June 30, 2013.

Unaudited pro forma condensed consolidated financial information as of June 30, 2014 and for the six-month period ended June 30, 2014 and year ended December 31, 2013.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements:

The unaudited condensed combined consolidated financial statements of W2007 Grace I, LLC and WNT Holdings, LLC as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and June 30, 2013 and the notes related thereto are attached as Exhibit 99.1.

(b) Pro Forma Financial Information:

Pro forma financial information pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.2 hereto.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Unaudited condensed combined consolidated financial statements of W2007 Grace I, LLC and WNT Holdings, LLC as of June 30, 2014 and December 31, 2013 and for the three and six months ended June 30, 2014 and June 30, 2013
Exhibit 99.2	Unaudited pro forma condensed consolidated financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

Date: September 18, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer, President and Director